Exhibit 4.2






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                         FIRST SUPPLEMENTAL INDENTURE

                                    between

                       Illinois Central Railroad Company

                                      and

                           The Chase Manhattan Bank

                         Dated as of December 17, 1996


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               FIRST SUPPLEMENTAL INDENTURE, dated as of December 17, 1996
(the "First Supplemental Indenture"), between Illinois Central Railroad Company, a Delaware corporation (the "Company"), and The Chase Manhattan Bank, as trustee (the "Trustee") under the Indenture dated as of July 25, 1996 between the Company and the Trustee (the "Base Indenture" and together with this First Supplemental Indenture, the "Indenture").

               WHEREAS, the Company executed and delivered the Base Indenture to the Trustee to provide for the future issuance of the Company's unsecured senior debt securities to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Base Indenture;

               WHEREAS, Section 9.1(5) of the Base Indenture provides that, without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture to establish the form or forms or terms of the Securities of any series pursuant to Section 2.3 thereof, and the Company and the Trustee are entering into this Supplement Indenture to establish the forms and terms of a series of Securities to be known as the "7.70% Debentures due 2006" (the "Debentures"); and


               WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture and all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms, and to make the Debentures, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

               NOW THEREFORE, in consideration of the purchase and acceptance of the Debentures by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the form and substance of the Debentures and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:


                                   ARTICLE I
                                  DEFINITIONS

               SECTION 1.1. Definition of Terms. For all purposes of the First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise requires:

               (a) the terms which are defined in the Base Indenture have the same meanings when used in this First Supplemental Indenture;

               (b) the terms "Exchange Offer", "Exchange Offer Registration Statement", "Liquidated Damages" and "Shelf Registration Statement", which are defined in the Registration Rights Agreement, shall have the same meanings when used in this First Supplement Indenture;

               (c) all other terms used herein which are defined in the Trust Indenture Act, whether directly or by reference therein, have the meanings assigned to them therein; and

               (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture.

               "Debenture" or "Debentures" means any 7.70% Debentures due 2096, as the case may be, authenticated and delivered under the Indenture. For all purposes of the Indenture, the term "Debentures" shall include any Original Debentures and any Exchange Debentures or Restricted Exchange Debentures to be issued and exchanged for any Original Debentures pursuant to the Registration Rights Agreement and the Indenture and, for purposes of the Indenture, all Original Debentures, Exchange Debentures and Restricted Exchange Debentures shall be considered, and vote together as, one series of Securities under the Indenture.

               "Exchange Debentures" means any securities of the Company containing terms identical to the Original Debentures (except that such Exchange Debentures (i) shall be registered under the Securities Act and (ii) shall have an interest rate equal to 7.70% per annum, without provision for Liquidated Damages, except as provided in the Registration Rights Agreement). The Exchange Debentures are to be issued in connection with the Exchange Offer Registration Statement or the Shelf Registration Statement pursuant to the Registration Rights Agreement and the Indenture. The Exchange Debentures shall be substantially in the form attached hereto as Exhibit C.

               "Initial Purchasers" means Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial purchasers of the Original Debentures pursuant to a Purchase Agreement with the Company dated December 12, 1996.

               "Institutional Accredited Investor" shall mean an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1),
(2), (3) or (7) under the Securities Act.

               "Offering Memorandum" means the Company's Offering Memorandum dated December 12, 1996 with respect to the Original Debentures.

               "Original Debentures" means the Restricted Global Debenture and the Restricted Certificated Debentures.

               "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

               "Registration Rights Agreement" means the Registration Rights Agreement, dated as of December 17, 1996, among the Company, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               "Restricted Certificated Debentures" has the meaning set forth in Section 2.2 hereof.

               "Restricted Exchange Debenture" has the meaning set forth in
Section 2.2 hereof.

               "Restricted Global Debenture" has the meaning set forth in
Section 2.2 hereof.

               "Restricted Debentures" means Debentures which are the Restricted Global Debenture, the Restricted Certificated Debentures or the Restricted Exchange Debentures bearing the Securities Legend.

               "Rule 144A" means Rule 144A under the Securities Act.

               "Securities Legend" means the legend set forth in Section 2.3(a) hereof.



                                  ARTICLE II
                          ISSUE, EXECUTION, FORM AND
                          REGISTRATION OF DEBENTURES

               SECTION 2.1. Principal Amount of Debentures; Issuance of Exchange Debentures. Upon the execution and delivery of this First Supplemental Indenture, or from time to time thereafter, Debentures in an aggregate principal amount not in excess of $125,000,000 (including the principal amount of any outstanding Original Debentures, Exchange Debentures and Restricted Exchange Debentures) (except as otherwise provided in Sections 2.7, 2.8, 2.10, 3.2 or 9.4 of the Base Indenture or Section 2.4 hereof), may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debentures to or upon the written order of the Company as provided in the Base Indenture.

               In the case of the original issuance of Exchange Debentures, the Trustee shall be entitled to receive an Opinion of Counsel of the Company dated the date thereof substantially to the effect that:

               (a) The Exchange Debentures have been duly authorized and, assuming due execution, authentication and delivery of the Exchange Debentures to the Holders of the Debentures in exchange for the Debentures in accordance with the provisions of the Indenture and assuming due authentication by the Trustee, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

               (b) Except as required by the Securities Act, the Trust Indenture Act or applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency in the United States, which has not been made or obtained, is required for the issuance of the Exchange Debentures in exchange for the Debentures or the compliance with the provisions of the Indenture and the Exchange Debentures.

               (c) The issuance and delivery of the Exchange Debentures in exchange for the Debentures and the compliance by the Company with the provisions of the Indenture and the Exchange Debentures will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument binding upon the Company and known to such counsel, or result in a violation of the corporate charter or by-laws of the Company, or any law, rule or regulation or, to such counsel's knowledge without independent investigation, conflict with or result in the violation of any order or determination of any arbitrator, court or governmental agency having jurisdiction over the Company or any of the Company's subsidiaries the effect of which would be material and adverse to the Company and its subsidiaries taken as a whole.

               (d) Such counsel has reviewed evidence that the Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, relating to the Exchange Debentures has been declared effective under the Securities Act and the Indenture qualified under the Trust Indenture Act.

               In connection with the initial issuance of Exchange Debentures, the Company shall, within five (5) Business Days after filing of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, deliver a copy thereof to the Trustee. Upon the declaration of effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as applicable, by the Commission, the Company shall, within five (5) Business Days thereafter, deliver a notice of such declaration of effectiveness to each holder, which may take the form of a copy of the prospectus included in such Exchange Offer Registration Statement or Shelf Registration Statement, and an Officers' Certificate to the Trustee stating that such Exchange Offer Registration Statement or Shelf Registration Statement, as applicable, has been declared effective by the Commission, together with a copy of the order of effectiveness, when available. If a Registered Global Debenture is to be issued in respect of the Exchange Debentures, the Company shall execute and deliver a letter of representation and other materials requested by the Depositary in connection with the initial issuance of Exchange Debentures.

               The Company and the Trustee may require, as a condition to the issuance and authentication of any Exchange Debenture or Restricted Exchange Debenture in exchange for an Original Debenture, such certificates, opinions or other evidence, in form and substance reasonably satisfactory to the Company and the Trustee, that the transfer or issuance of Exchange Debentures or Restricted Exchange Debentures, as the case may be, will not violate applicable interpretations of the Commission. Each Holder who wishes to exchange Original Debentures for Exchange Debentures in the Exchange Offer will be required to make certain representations, including that (i) it is not an Affiliate of the Company, (ii) any Exchange Debentures to be received by it were acquired in the ordinary course of its business and (iii) at the time of consummation of the Exchange Offer, it has no arrangement or understanding with any Person to participate in the distribution of the Exchange Debentures in violation of the provisions of the Securities Act. Each Holder of Restricted Exchange Debentures who wishes to transfer or exchange such Restricted Exchange Debentures for Exchange Debentures pursuant to a Shelf Registration Statement will be required to make certain representations set forth in Exhibit F hereto.

               SECTION 2.2. Form, Terms, Denomination and Date of Debentures; Payments of Interest. The Debentures shall be substantially in the forms attached hereto as Exhibits A, B, C and D, respectively, and shall have the terms set forth therein, and the Certificate of Authentication of the Trustee on each Debenture shall be substantially in the forms included in Exhibits A, B, C and D. The Debentures shall be issuable as Registered Securities without coupons and in denominations provided for in the forms of Debenture attached hereto as Exhibits A, B, C and D, as applicable. The Debentures shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

               Except as provided in the next paragraph, Original Debentures offered and sold in reliance on Rule 144A shall be issued in the form of a single Registered Global Security, substantially in the form set forth as Exhibit A hereto (the "Restricted Global Debenture"), deposited on the date of the closing of the sale of the Original Debentures with the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided and registered in the name of Cede & Co., as nominee of the Depositary. The Restricted Global Debenture shall be subject to certain restrictions on transfer set forth herein and in the Offering Memorandum. The aggregate principal amount of the Restricted Global Debenture may from time to time be increased or decreased by adjustments made on the books and records of the Registrar and/or the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

               Original Debentures offered and sold to Institutional Accredited Investors shall be issued in the form of permanent certificated securities in registered form in substantially the form set forth as Exhibit B hereto (the "Restricted Certificated Debentures").

               Exchange Debentures shall be issued substantially in the form set forth in Exhibit C hereto. Exchange Debentures shall be issued in registered form and, unless otherwise determined by the Company, shall be issued in the form of Registered Global Securities. Any Exchange Debenture issued in the form of a Registered Global Security shall be issued in a form substantially identical to Exhibit C hereto (except that any such Registered Global Security representing Exchange Debentures shall include on the face thereof the legend set forth in Section 2.3(b)). The aggregate principal amount of a Registered Global Security representing Exchange Debentures may from time to time be increased or decreased by adjustments made on the records of Registrar and/or the Trustee, as custodian for the Depositary or its nominee.

               Notwithstanding the foregoing, if, prior to consummation of the Exchange Offer, any Initial Purchaser holds any Debentures acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, or any other Holder is not entitled to participate in the Exchange Offer, the Company upon the request of the Initial Purchaser or any such Holder pursuant to the Registration Rights Agreement shall simultaneously with the delivery of the Exchange Debentures in the Exchange Offer, issue and deliver to the Initial Purchaser and any such Holder, in exchange for such Original Debentures held by the Initial Purchaser and any such Holder, a like principal amount of debt securities of the Company that are identical in all material respects to the Exchange Debentures (except for the inclusion of any such transfer restrictions that may, in the opinion of counsel for the Company, be required under the Securities Act) (the "Restricted Exchange Debentures"); provided, however, the Company shall not be required to effect such exchange if, in the written opinion of counsel for the Company (a copy of which shall be delivered to the Initial Purchasers and any Holder affected thereby), such exchange cannot be effected without registration under the Securities Act. Any Restricted Exchange Debentures shall be issued in the form of permanent certificated securities in registered form, substantially in the form set forth in Exhibit D hereto.

               Any of the Debentures may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of the Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Debentures are admitted to trading, or to conform to general usage. The Company shall furnish any such legends or endorsements to the Trustee in writing. The Company shall approve the form of the Debentures and any notation, legend or endorsement on them.

               Each Debenture shall be dated the date of its authentication, shall bear interest from the date stated therein and shall be payable on the dates specified in the applicable form of Debenture.

               The person in whose name any Debenture is registered at the close of business on any record date (determined as provided in the applicable form of Debenture) with respect to any interest payment date (determined as provided in the applicable form of Debenture) shall be entitled to receive the interest payable on such interest payment date notwithstanding any transfer or exchange of such Debenture subsequent to the record date and prior to such interest payment date, except if and to the extent the Company shall default in the payment of the interest due on such interest payment date, in which case such defaulted interest shall be paid to the persons in whose names outstanding Debentures are registered at the close of business on a subsequent special record date, determined as provided in Section 2.13 of the Base Indenture. Notwithstanding the foregoing, interest on the Exchange Debentures and the Restricted Exchange Debentures will accrue (A) from the last interest payment date to which interest was paid on the Original Debentures surrendered in exchange therefor or (B) if no interest has been paid on the Debentures, from the original issue date of the Original Debentures. In addition, the Company shall pay Liquidated Damages, if any, on such dates, in the amounts, to the Persons, for the periods and on the other terms provided in the Registration Rights Agreement and the forms of the Debentures.

               SECTION 2.3. Restrictive Legends. (a) Unless and until an Original Debenture is exchanged for an Exchange Debenture in connection with an effective Exchange Offer Registration Statement or sold pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement, or unless otherwise agreed by the Company and the Holder thereof, each Restricted Debenture shall bear a legend on the face thereof in substantially the following form:

                     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED
               UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH
               IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR
               (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO ILLINOIS CENTRAL RAILROAD COMPANY (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) PURSUANT TO OFFERS OR SALES
               THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE
               904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
               (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH
               PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH
               SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH
               ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE TRUSTEE, AS TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE
               REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE FIRST SUPPLEMENTAL INDENTURE REFERRED TO HEREIN.

               (b) The Restricted Global Debenture and any Exchange Debenture which is a Registered Global Security shall also bear the following legend on the face thereof:

                     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED
               REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF,
               CEDE & CO., HAS AN INTEREST HEREIN.

                     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO
               TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE
               OF SUCH SUCCESSOR DEPOSITARY.

               SECTION 2.4. Transfer and Exchange. When Debentures are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Debentures of other authorized denominations (including exchange of Original Debentures for Exchange Debentures or Restricted Exchange Debentures), the Registrar shall register the transfer or make the exchange as requested if the requirements set forth in the Indenture for such transactions are met; provided that no exchanges of Original Debentures for Exchange Debentures shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission and provided, further, that any Original Debentures that are exchanged for Exchange Debentures or Restricted Exchange Debentures shall be cancelled by the Trustee.

               All Debentures issued upon any transfer or exchange of Debentures shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debentures surrendered upon such transfer or exchange.

               SECTION 2.5. Global Debentures. (a) In connection with the transfer of an entire Registered Global Security to beneficial owners, the Registered Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Registered Global Security, an equal aggregate principal amount of definitive Debentures in physical form (which Debentures shall be Restricted Certificated Debentures in the case of a transfer of a beneficial interest in the Restricted Global Debenture) and of authorized denominations.

               (b) Any Restricted Certificated Debenture issued in exchange for an interest in the Restricted Global Debenture shall, except as otherwise provided by paragraph (e) of Section 2.6, bear the legend regarding transfer restrictions applicable to the Restricted Certificated Debenture set forth in
Section 2.3(a).

               SECTION 2.6. Special Transfer Provisions. Unless and until an Original Debenture or Restricted Exchange Debenture is exchanged for an Exchange Debenture in connection with an effective Exchange Offer Registration Statement or sold pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement, the following provisions shall apply to such Original Debenture or Restricted Exchange Debenture:

               (a) Transfers to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of such Debenture to any Institutional Accredited Investor which is not a QIB:

                     (i) The Registrar shall register the transfer of such Debenture, if (x) the requested transfer is at least three years after the later of the original issue date of the Debentures and the last date on which such Debenture was held by an Affiliate of the Company or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of the Institutional Accredited Investor Certificate set forth in Exhibit E hereto.

                     (ii) If the proposed transferor is an agent member of the Depositary (an "Agent Member"), holding a beneficial interest in the Restricted Global Debenture, upon receipt by the Registrar of (A) the documents, if any, required by clause
               (y) of paragraph (i) of this Section 2.6(a) and (B) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar, and/or the Trustee as custodian for the Depositary or its nominee, shall reflect on its or their books and records the date and a decrease in the principal amount of the Restricted Global Debenture in an amount equal to the principal amount of the beneficial interest in the Restricted Global Debenture to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Certificated Debentures of like tenor and amount.

               (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of such Debenture to a QIB:

                     (i) Upon the transfer to a QIB of Restricted Certificated Debentures initially issued to an Institutional Accredited Investor, such Restricted Certificated Debentures will, unless the Restricted Global Debenture has previously been exchanged in whole for Restricted Certificated Debentures, be exchanged for an interest in the Restricted Global Debenture. If the Debenture to be transferred consists of Restricted Certificated Debentures or Restricted Exchange Debentures, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Debenture stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Debenture stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Debenture for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it or such account is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                     (ii) If the proposed transferee is an Agent Member, and the Debenture to be transferred consists of Restricted Certificated Debentures, upon receipt by the Registrar of the documents referred to in clause (i) and instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar, and/or the Trustee, as custodian for the Depositary or its nominee, shall reflect on its or their books and records the date and an increase in the principal amount of the Restricted Global Debenture in an amount equal to the principal amount of the Restricted Certificated Debenture to be transferred, and the Trustee shall cancel the Restricted Certificated Debenture.

               (c) Exchange of Restricted Global Debenture, Restricted Certificated Debentures or Restricted Exchange Debentures for Exchange Debentures or Restricted Exchange Debentures. The following provisions shall apply with respect to the registration of any proposed exchange of an interest in the Restricted Global Debenture or a Restricted Certificated Debenture or Restricted Exchange Debenture for an Exchange Debenture or a Restricted Exchange Debenture, as applicable.

                     (i) If the proposed transferor is an Agent Member holding a beneficial interest in the Restricted Global Debenture, upon receipt of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar, and/or the Trustee, as custodian for the Depositary or its nominee, shall reflect on its books and records the date and a decrease in the principal amount of the Restricted Global Debenture in an amount equal to the principal amount of the beneficial interest in the Restricted Global Debenture to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Exchange Debentures or Restricted Exchange Debentures, as applicable, of like tenor and amount (including, without limitation, Exchange Debentures in the form of one or more Registered Global Securities).

                     (ii) If the proposed transferor is a Holder of a Restricted Certificated Debenture or Restricted Exchange Debenture, the Registrar and/or the Trustee shall cancel such Restricted Certificated Debenture or Restricted Exchange Debenture on its books and records and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Exchange Debentures or Restricted Exchange Debentures, as applicable, of like tenor and amount (including, without limitation, Exchange Debentures in the form of one or more Registered Global Securities).

               (d) Transfer and Exchange of Restricted Exchange Debentures. The following additional provisions will apply with respect to the registration of any proposed transfer or exchange of an interest in a Restricted Exchange Debenture:

                     (i) If the Restricted Exchange Debenture is submitted for registration of transfer (x) in connection with a change of beneficial ownership other than that resulting from a sale or other transfer for value pursuant to an effective Shelf Registration Statement or (y) solely of record ownership not involving the delivery of any consideration, upon receipt of the Holder's transfer certification set forth on the reverse of the Restricted Exchange Debenture, the Registrar and/or the Trustee shall cancel such Restricted Exchange Debenture on its books and records and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Restricted Exchange Debentures of like tenor and amount.

                     (ii) If the Restricted Exchange Debenture is submitted for registration of transfer in connection with a change of beneficial ownership resulting from a sale or other transfer for value pursuant to an effective Shelf Registration
               Statement, upon receipt of the Restricted Exchange Debenture Transfer Certificate set forth in Exhibit F hereto (or such other documentation in form and substance satisfactory to the Company and the Trustee), the Registrar and/or the Trustee shall cancel such Restricted Exchange Debenture on its books and records and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Exchange Debentures of like tenor and amount.

               (e) Securities Legend. Upon the transfer, exchange or replacement of Restricted Debentures, the Registrar shall deliver only Restricted Debentures (bearing the Securities Legend) unless either (i) the transfer is at least three years after the later of the original issue date of the Debentures and the last date on which such Debenture was held by an Affiliate of the Company or (ii) there is delivered to the Registrar an opinion of counsel reasonably satisfactory to the Company and the Registrar to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.


               (f) Suspension of Effectiveness of Shelf Registration Statement. Upon the issuance of a stop order or any other suspension of effectiveness of the Shelf Registration Statement by the Commission, the Company shall immediately deliver a notice of such suspension of effectiveness to the Trustee and the Registrar, whereupon the Trustee shall cease to authenticate and the Registrar shall cease to record the transfer of additional Exchange Debentures being sold pursuant to such Shelf Registration Statement until it shall have received an Officers' Certificate stating that the Shelf Registration Statement, or a succeeding registration statement, has again been declared effective by the Commission, together with a copy of the order of effectiveness, when available. During the period of any suspension of effectiveness of the Shelf Registration Statement, transfers of Restricted Debentures shall be made only in accordance with an Exchange Offer Registration Statement, if available, or pursuant to Section 2.6(a) or (b).

               (g) General. By its acceptance of any Debenture bearing the Securities Legend, each Holder of such a Debenture acknowledges the restrictions on transfer of such Debenture set forth in this First Supplemental Indenture and in the Securities Legend and agrees that it will transfer such Debenture only as provided in this First Supplemental Indenture and the Securities Legend. The Registrar shall not register a transfer of any such Debenture unless such transfer complies with the restrictions on transfer of such Debenture set forth in this First Supplemental Indenture and the Securities Legend. In connection with any transfer of Debentures, each Holder agrees by its acceptance of the Debentures to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act, provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

               The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.5 or this Section
2.6. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.


                                  ARTICLE III
                                 MISCELLANEOUS

               SECTION 3.1. Ratification of Indenture. The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

               SECTION 3.2. Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

               SECTION 3.3. Governing Law. This First Supplemental Indenture and each Debenture shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

               SECTION 3.4. Separability. In case any one or more of the provisions contained in this First Supplemental Indenture or in the Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Supplemental Indenture or of the Debentures, but this First Supplemental Indenture and the Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

               SECTION 3.5. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


               IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.


                                 ILLINOIS CENTRAL RAILROAD COMPANY
Attest:

/s/ K.A. McCarthy
----------------------
                                 By: /s/ Dale W. Phillips
                                     -----------------------------
                                 Name:  Dale W. Phillips
                                 Title: Vice President and Chief
                                          Financial Officer

                                 THE CHASE MANHATTAN BANK,
Attest:                          as Trustee

/s/ Assistant Secretary
-----------------------
                                 By: /s/ R.J. Halleran
                                     -----------------------------
                                 Name:  R.J. Halleran
                                 Title: Second Vice President



                                                                     Exhibit A
                                                                     ---------


                     [FORM OF RESTRICTED GLOBAL DEBENTURE]

                          [FORM OF FACE OF SECURITY]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO ILLINOIS CENTRAL RAILROAD COMPANY (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) PURSUANT TO OFFERS OR SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE CHASE MANHATTAN BANK, AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE FIRST SUPPLEMENTAL INDENTURE REFERRED TO HEREIN.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                                                          CUSIP NO. 451866SVO
No. R1                                                           $125,000,000


                       ILLINOIS CENTRAL RAILROAD COMPANY
                           7.70% Debentures due 2096


               ILLINOIS CENTRAL RAILROAD COMPANY, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of One Hundred Twenty-Five Million United States Dollars at the office or agency of the Issuer referred to below, on September 15, 2096 and to pay interest, semi-annually on March 15 and September 15 of each year, on said principal sum at said office or agency, at the rate of 7.70% per annum, plus Liquidated Damages (as hereinafter defined), if any, from the March 15 or September 15, as the case may be, next preceding the date of this Security to which interest and Liquidated Damages, if any, have been paid, unless the date hereof is the date to which interest and Liquidated Damages, if any, have been paid, in which case from the date of this Security, or unless no interest or Liquidated Damages, if any, has been paid on the Securities, in which case from December 17, 1996, until payment of said principal sum has been made or duly provided for, provided, however, that payment of interest and Liquidated Damages, if any, may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the register of Securities or (ii) by transfer in immediately available funds to an account maintained by the Person entitled thereto with a bank located in the United States as designated by such Person not less than 15 calendar days prior to the date interest is payable; provided, further, that if the date hereof is after the first day of the calendar month preceding any March 15 or September 15, as the case may be, and prior to such March 15 or September 15, this Security shall bear interest and Liquidated Damages, if any, from such March 15 or September 15; provided, further, that if and to the extent that the Issuer shall default in the payment of interest or Liquidated Damages, if any, due on any March 15 or September 15, then this Security shall bear interest and Liquidated Damages, if any, from the next preceding March 15 or September 15 to which interest and Liquidated Damages, if any, have been paid, or, if no interest and Liquidated Damages, if any, have been paid on the Securities, from December 17, 1996. The interest and Liquidated Damages, if any, so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the first day of the calendar month preceding such March 15 or September 15; provided that the interest and Liquidated Damages, if any, payable at maturity shall be payable to the Person to whom principal shall be payable. Notwithstanding the foregoing, (i) interest on Exchange Debentures (as defined in the First Supplemental Indenture referred to herein) and Restricted Exchange Debentures (as defined in such First Supplemental Indenture) will accrue as provided in such First Supplemental Indenture and the Registration Rights Agreement (as defined in such First Supplemental Indenture), and (ii) Liquidated Damages (as defined in such First Supplemental Indenture), if any, that accrue on Original Debentures prior to the exchange of such Original Debentures for Exchange Debentures shall be payable to the Persons, at the times and otherwise on the terms provided in such First Supplemental Indenture and the Registration Rights Agreement.

               Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

               This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

               IN WITNESS WHEREOF, Illinois Central Railroad Company has caused this instrument to be executed in its name and on its behalf by the signature of the Chief Financial Officer and by the signature of its Vice President and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated: December 17, 1996

[SEAL]                           ILLINOIS CENTRAL RAILROAD COMPANY


                                 By:
                                     -----------------------------


                                 By:
                                     -----------------------------

                                 TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                                 This is one of the Securities described in the within-mentioned Indenture.


                                 THE CHASE MANHATTAN BANK,
                                       as Trustee


                                 By:
                                     -----------------------------
                                           Authorized Officer



                             [Reverse of Security]

                       ILLINOIS CENTRAL RAILROAD COMPANY


                           7.70% DEBENTURES DUE 2096



               This Security is one of a duly authorized series of Securities of the Issuer, designated as its 7.70% Debentures due 2096 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) to the aggregate principal amount of $125,000,000, all issued or to be issued under and pursuant to an Indenture, dated as of July 25, 1996, as supplemented by the First Supplemental Indenture dated as of December 17, 1996 (said Indenture, as supplemented by such First Supplemental Indenture and as it may be further supplemented and amended, being herein called the "Indenture"), duly executed and delivered by the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term shall include any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in registered form only, without coupons, in denominations of $1,000 and integral multiples thereof; provided that Restricted Certificated Debentures (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount. All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" shall be deemed to include this Security.

               Interest and Liquidated Damages, if any, on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. If the date of maturity or of payment of interest and Liquidated Damages, if any, or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day (as defined in the Indenture), then payment of interest and Liquidated Damages, if any, or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or of payment of interest and Liquidated Damages, if any, or principal or the date fixed for redemption, and no additional interest or Liquidated Damages, if any, shall accrue by reason of the postponement of any payment from such originally scheduled date to such next succeeding Business Day.

               The Issuer shall pay Liquidated Damages, if any, on this Security or any Exchange Debenture (as defined in the First Supplemental Indenture referred to herein) issued in exchange therefor on each date for the payment of interest on this Security or such Exchange Debenture to the Person entitled to receive the interest payable on this Security or such Exchange Debenture on such date, in the amounts, for the periods and on the other terms provided herein and in the Registration Rights Agreement dated as of December 17, 1996 (herein called the "Registration Rights Agreement") among the Issuer, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               The Securities may not be redeemed prior to September 15, 2026. The Securities will be subject to redemption at any time on or after September 15, 2026, at the option of the Issuer, in whole or in part, at the following redemption prices (expressed as percentages of the principal amount), plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, if redeemed during the 12-month period beginning September 15 of the years indicated below:

Year            Redemption Price    Year         Redemption Price    Year                        Redemption Price
2026......               102.92%    2033...               101.90%    2040..................               100.88%
2027......               102.77%    2034...               101.75%    2041..................               100.73%
2028......               102.63%    2035...               101.60%    2042..................               100.58%
2029......               102.48%    2036...               101.46%    2043..................               100.44%
2030......               102.33%    2037...               101.31%    2044..................               100.29%
2031......               102.19%    2038...               101.17%    2045..................               100.15%
2032......               102.04%    2039...               101.02%    2046 and thereafter...               100.00%

Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

               Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest and Liquidated Damages, if any, on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

               In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and interest and Liquidated Damages, if any, hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

               The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

               The Indenture contains provisions for defeasance at any time of
(a) the entire indebtedness of the Issuer on this Security and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Security.

               No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest and Liquidated Damages, if any, on this Security at the place, at the respective times, at the rates and in the coin or currency prescribed herein.

               Upon occurrence of a Tax Event, the Issuer shall have the right to shorten the maturity of the Securities to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Securities will be deductible for Federal income tax purposes.

               In the event that the Issuer elects to exercise its right to shorten the maturity of the Securities upon the occurrence of a Tax Event, the Issuer will mail a notice of shortened maturity to each Holder of record of the Securities by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debentures. Such notice shall be effective immediately upon mailing.

               "Tax Event" means that the Company shall have received an opinion of a nationally recognized independent tax counsel to the effect that on or after December 12, 1996, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after December 12, 1996, such change in tax law creates a more than insubstantial risk that interest paid by the Company on the Securities is not, or will not be, deductible, in whole or in part, by the Company for purposes of United States Federal income tax.

               As provided in the Indenture and subject to certain limitations set forth therein and to the limitations described below, if applicable, the transfer of this Security is registerable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar (which shall initially be the Trustee, at its principal corporate trust office in The City of New York) duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities with like terms and conditions, of authorized denominations and for the same maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

               If this Security is a Registered Global Security, this Security is exchangeable for certificated Securities only upon the terms and conditions provided in the Indenture. Except as provided above, owners of beneficial interests in this Registered Global Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

               No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

               The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

                                  Schedule A


                      Exchange of portions of this Global
                    Security for other forms of Securities


               Principal Amount of          Remaining
               Securities Issued in         Principal
               Exchange for a Portion       Amount of This       Notation
Date           of This Global Security      Global Security      Made By
-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------

-----------    -------------------------    -----------------    -----------




                                 ABBREVIATIONS


               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

               TEN COM - as tenants in common
               TEN ENT - as tenants by the entireties
               JT TEN - as joint tenants with right of survivorship and not as tenants in common

               UNIF GIFT MIN ACT                    Custodian
                                  -------------------------------------------
                                  (Cust)                        (Minor)

                                       Under Uniform Gifts to Minors Act
                                  -------------------------------------------
                                                     (State)

               Additional abbreviations may also be used though not in the above list.


                                  ---------


               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------

-------------------------------

-------------------------------------------------------------------------------
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE





-------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting
and appointing                   attorney to transfer said Security on the
               -----------------
books of the Issuer, with full power of substitution in the premises.


Dated:
       ------------------
                                  Signature
                                  Sign exactly as name appears on the front of this Note [SIGNATURE MUST BE
                                  GUARANTEED by a commercial bank, a trust company or by a member of the New York Stock Exchange]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                                                                     Exhibit B


                  [FORM OF RESTRICTED CERTIFICATED DEBENTURE]

                          [FORM OF FACE OF SECURITY]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO ILLINOIS CENTRAL RAILROAD COMPANY (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) PURSUANT TO OFFERS OR SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE CHASE MANHATTAN BANK, AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE FIRST SUPPLEMENTAL INDENTURE REFERRED TO HEREIN.


                                                           CUSIP NO. 451866SW8
No.                                                              $
    -------                                                        -----------

                       ILLINOIS CENTRAL RAILROAD COMPANY
                           7.70% Debentures due 2096


         ILLINOIS CENTRAL RAILROAD COMPANY, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), for value received, hereby
promises to pay to              , or registered assigns, the principal sum of
                   -------------
                     United States Dollars at the office or agency of the
--------------------
Issuer referred to below, on September 15, 2096 and to pay interest, semi-annually on March 15 and September 15 of each year, on said principal sum at said office or agency, at the rate of 7.70% per annum, plus Liquidated Damages (as hereinafter defined), if any, from the March 15 or September 15, as the case may be, next preceding the date of this Security to which interest and Liquidated Damages, if any, have been paid, unless the date hereof is the date to which interest and Liquidated Damages, if any, have been paid, in which case from the date of this Security, or unless no interest or Liquidated Damages, if any, has been paid on the Securities, in which case from December 17, 1996, until payment of said principal sum has been made or duly provided for, provided, however, that payment of interest and Liquidated Damages, if any, may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the register of Securities or (ii) by transfer in immediately available funds to an account maintained by the Person entitled thereto with a bank located in the United States as designated by such Person not less than 15 calendar days prior to the date interest is payable; provided, further, that if the date hereof is after the first day of the calendar month preceding any March 15 or September 15, as the case may be, and prior to such March 15 or September 15, this Security shall bear interest and Liquidated Damages, if any, from such March 15 or September 15; provided, further, that if and to the extent that the Company shall default in the payment of interest or Liquidated Damages, if any, due on any March 15 or September 15, then this Security shall bear interest and Liquidated Damages, if any, from the next preceding March 15 or September 15 to which interest and Liquidated Damages, if any, have been paid, or, if no interest and Liquidated Damages, if any, have been paid on the Securities, from December 17, 1996. The interest and Liquidated Damages, if any, so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the first day of the calendar month preceding such March 15 or September 15; provided that the interest and Liquidated Damages, if any, payable at maturity shall be payable to the Person to whom principal shall be payable. Notwithstanding the foregoing, (i) interest on Exchange Debentures (as defined in the First Supplemental Indenture referred to herein) and Restricted Exchange Debentures (as defined in such First Supplemental Indenture) will accrue as provided in such First Supplemental Indenture and the Registration Rights Agreement (as defined in such First Supplemental Indenture), and (ii) Liquidated Damages (as defined in such First Supplemental Indenture), if any, that accrue on Original Debentures prior to the exchange of such Original Debentures for Exchange Debentures shall be payable to the Persons, at the times and otherwise on the terms provided in such First Supplemental Indenture and the Registration Rights Agreement.

         Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, Illinois Central Railroad Company has caused this instrument to be executed in its name and on its behalf by the signature of the Chief Financial Officer and by the signature of its Vice President and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:               ,
       --------------  ----

[SEAL]                     ILLINOIS CENTRAL RAILROAD COMPANY


                           By:
                              ------------------------------


                           By:
                              ------------------------------

                           TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                           This is one of the Securities described in the within-mentioned Indenture.


                           THE CHASE MANHATTAN BANK,
                                 as Trustee


                           By:
                              -------------------------------
                                     Authorized Officer



                             [Reverse of Security]

                       ILLINOIS CENTRAL RAILROAD COMPANY


                           7.70% DEBENTURES DUE 2096



         This Security is one of a duly authorized series of Securities of the Issuer, designated as its 7.70% Debentures due 2096 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) to the aggregate principal amount of $125,000,000, all issued or to be issued under and pursuant to an Indenture, dated as of July 25, 1996, as supplemented by the First Supplemental Indenture dated as of December 17, 1996 (said Indenture, as supplemented by such First Supplemental Indenture and as it may be further supplemented and amended, being herein called the "Indenture"), duly executed and delivered by the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term shall include any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in registered form only, without coupons, in denominations of $1,000 and integral multiples thereof; provided that Restricted Certificated Debentures (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount. All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" shall be deemed to include this Security.

         Interest and Liquidated Damages, if any, on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. If the date of maturity or of payment of interest and Liquidated Damages, if any, or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day (as defined in the Indenture), then payment of interest and Liquidated Damages, if any, or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or of payment of interest and Liquidated Damages, if any, or principal or the date fixed for redemption, and no additional interest or Liquidated Damages, if any, shall accrue by reason of the postponement of any payment from such originally scheduled date to such next succeeding Business Day.

         The Issuer shall pay Liquidated Damages, if any, on this Security or any Exchange Debenture (as defined in the First Supplemental Indenture referred to herein) issued in exchange therefor on each date for the payment of interest on this Security or such Exchange Debenture to the Person entitled to receive the interest payable on this Security or such Exchange Debenture on such date, in the amounts, for the periods and on the other terms provided herein and in the Registration Rights Agreement dated as of December 17, 1996 (herein called the "Registration Rights Agreement") among the Issuer, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         The Securities may not be redeemed prior to September 15, 2026. The Securities will be subject to redemption at any time on or after September 15, 2026, at the option of the Issuer, in whole or in part, at the following redemption prices (expressed as percentages of the principal amount), plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, if redeemed during the 12-month period beginning September 15 of the years indicated below:

Year            Redemption Price    Year         Redemption Price    Year                        Redemption Price
2026......               102.92%    2033...               101.90%    2040..................               100.88%
2027......               102.77%    2034...               101.75%    2041..................               100.73%
2028......               102.63%    2035...               101.60%    2042..................               100.58%
2029......               102.48%    2036...               101.46%    2043..................               100.44%
2030......               102.33%    2037...               101.31%    2044..................               100.29%
2031......               102.19%    2038...               101.17%    2045..................               100.15%
2032......               102.04%    2039...               101.02%    2046 and thereafter...               100.00%

Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

         Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest and Liquidated Damages, if any, on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and interest and Liquidated Damages, if any, hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Security and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest and Liquidated Damages, if any, on this Security at the place, at the respective times, at the rates and in the coin or currency prescribed herein.

         Upon occurrence of a Tax Event, the Issuer shall have the right to shorten the maturity of the Securities to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Securities will be deductible for Federal income tax purposes.

         In the event that the Issuer elects to exercise its right to shorten the maturity of the Securities upon the occurrence of a Tax Event, the Issuer will mail a notice of shortened maturity to each Holder of record of the Securities by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debentures. Such notice shall be effective immediately upon mailing.

         "Tax Event" means that the Company shall have received an opinion of a nationally recognized independent tax counsel to the effect that on or after December 12, 1996, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after December
12, 1996, such change in tax law creates a more than insubstantial risk that interest paid by the Company on the Securities is not, or will not be, deductible, in whole or in part, by the Company for purposes of United States Federal income tax.

         As provided in the Indenture and subject to certain limitations set forth therein and to the limitations described below, if applicable, the transfer of this Security is registerable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar (which shall initially be the Trustee, at its principal corporate trust office in The City of New York) duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities with like terms and conditions, of authorized denominations and for the same maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.


                                 ABBREVIATIONS


               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

               TEN COM - as tenants in common
               TEN ENT - as tenants by the entireties
               JT TEN - as joint tenants with right of survivorship and not as tenants in common

               UNIF GIFT MIN ACT                    Custodian
                                   -------------------------------------------
                                   (Cust)                       (Minor)

                                      Under Uniform Gifts to Minors Act
                                   -------------------------------------------
                                                     (State)

               Additional abbreviations may also be used though not in the above list.


                                   -----------


               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

---------------------------

---------------------------

------------------------------------------------------------------------------
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE





------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting
and appointing                   attorney to transfer said Security on the
               -----------------
books of the Issuer, with full power of substitution in the premises.


Dated:
       ----------
                                    Signature
                                    Sign exactly as name appears on the
                                    front of this Note [SIGNATURE MUST BE
                                    GUARANTEED by a commercial bank, a
                                    trust company or by a member of the New
                                    York Stock Exchange]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





                            TRANSFER CERTIFICATION


         In connection with any transfer of this Security occurring prior to the date which is the earlier of three years after the later of the original issuance of this Security or the last date on which this Security was held by an Affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that:


                                  [Check One]

[  ]     (a)   this Security is being transferred in compliance with the
               exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

[  ]     (b)   this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.6 of the First Supplemental Indenture shall have been satisfied.


Date:
     -----------------           --------------------------------------
                                 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it or such account is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
       -----------------         --------------------------------------

                                 NOTICE: To be executed by an executive
                                 officer.


                                                                     Exhibit C


                         [FORM OF EXCHANGE DEBENTURE]

                          [FORM OF FACE OF SECURITY]



                                                       CUSIP NO.
                                                                 -------------
No.                                                                $
    ------                                                          ----------


                       ILLINOIS CENTRAL RAILROAD COMPANY
                           7.70% Debentures due 2096


         ILLINOIS CENTRAL RAILROAD COMPANY, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), for value received, hereby
promises to pay to         , or registered assigns, the principal sum of
                   --------
_                       United States Dollars at the office or agency of the
 ----------------------
Issuer referred to below, on September 15, 2096 and to pay interest, semi-annually on March 15 and September 15 of each year, on said principal sum at said office or agency, at the rate of 7.70% per annum, from the March 15 or September 15, as the case may be, next preceding the date of this Security to which interest has been paid, unless the date hereof is the date to which interest has been paid, in which case from the date of this Security, or unless no interest has been paid on the Securities, in which case from December 17, 1996, until payment of said principal sum has been made or duly provided for, provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the register of Securities or (ii) by transfer in immediately available funds to an account maintained by the Person entitled thereto with a bank located in the United States as designated by such Person not less than 15 calendar days prior to the date interest is payable; provided, further, that if the date hereof is after the first day of the calendar month preceding any March 15 or September 15, as the case may be, and prior to such March 15 or September 15, this Security shall bear interest from such March 15 or September 15; provided, further, that if and to the extent that the Issuer shall default in the payment of interest due on any March 15 or September 15, then this Security shall bear interest from the next preceding March 15 or September 15 to which interest has been paid, or, if no interest has been paid on the Securities, from December 17, 1996. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the first day of the calendar month preceding such March 15 or September 15; provided that the interest payable at maturity shall be payable to the Person to whom principal shall be payable. Notwithstanding the foregoing, (i) interest on Exchange Debentures (as defined in the First Supplemental Indenture referred to herein) and Restricted Exchange Debentures (as defined in such First Supplemental Indenture) will accrue as provided in such First Supplemental Indenture and the Registration Rights Agreement (as defined in such First Supplemental Indenture), and (ii) Liquidated Damages (as defined in such First Supplemental Indenture), if any, that accrue on Original Debentures prior to the exchange of such Original Debentures for Exchange Debentures shall be payable to the Persons, at the times and otherwise on the terms provided in such First Supplemental Indenture and the Registration Rights Agreement.

         Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, Illinois Central Railroad Company has caused this instrument to be executed in its name and on its behalf by the signature of the Chief Financial Officer and by the signature of its Vice President and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:           ,
       ----------  ----

[SEAL]                     ILLINOIS CENTRAL RAILROAD COMPANY


                           By:
                              ------------------------------


                           By:
                              ------------------------------

                           TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                           This is one of the Securities described in the within-mentioned Indenture.


                           THE CHASE MANHATTAN BANK,
                                 as Trustee


                           By:
                              -------------------------------
                                     Authorized Officer



                             [Reverse of Security]

                       ILLINOIS CENTRAL RAILROAD COMPANY


                           7.70% DEBENTURES DUE 2096



         This Security is one of a duly authorized series of Securities of the Issuer, designated as its 7.70% Debentures due 2096 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) to the aggregate principal amount of $125,000,000, all issued or to be issued under and pursuant to an Indenture, dated as of July 25, 1996, as supplemented by the First Supplemental Indenture dated as of December 17, 1996 (said Indenture, as supplemented by such First Supplemental Indenture and as it may be further supplemented and amended, being herein called the "Indenture"), duly executed and delivered by the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term shall include any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in registered form only, without coupons, in denominations of $1,000 and integral multiples thereof; provided that Restricted Certificated Debentures (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount. All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" shall be deemed to include this Security.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. If the date of maturity or of payment of interest or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day (as defined in the Indenture), then payment of interest or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or of payment of interest or principal or the date fixed for redemption, and no additional interest shall accrue by reason of the postponement of any payment from such originally scheduled date to such next succeeding Business Day.

         The Securities may not be redeemed prior to September 15, 2026. The Securities will be subject to redemption at any time on or after September 15, 2026, at the option of the Issuer, in whole or in part, at the following redemption prices (expressed as percentages of the principal amount), plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning September 15 of the years indicated below:

Year            Redemption Price    Year         Redemption Price    Year                        Redemption Price
2026......               102.92%    2033...               101.90%    2040..................               100.88%
2027......               102.77%    2034...               101.75%    2041..................               100.73%
2028......               102.63%    2035...               101.60%    2042..................               100.58%
2029......               102.48%    2036...               101.46%    2043..................               100.44%
2030......               102.33%    2037...               101.31%    2044..................               100.29%
2031......               102.19%    2038...               101.17%    2045..................               100.15%
2032......               102.04%    2039...               101.02%    2046 and thereafter...               100.00%

Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

         Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Security and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the place, at the respective times, at the rate and in the coin or currency prescribed herein.

         Upon occurrence of a Tax Event, the Issuer shall have the right to shorten the maturity of the Securities to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Securities will be deductible for Federal income tax purposes.

         In the event that the Issuer elects to exercise its right to shorten the maturity of the Securities upon the occurrence of a Tax Event, the Issuer will mail a notice of shortened maturity to each Holder of record of the Securities by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debentures. Such notice shall be effective immediately upon mailing.

         "Tax Event" means that the Company shall have received an opinion of a nationally recognized independent tax counsel to the effect that on or after December 12, 1996, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after December
12, 1996, such change in tax law creates a more than insubstantial risk that interest paid by the Company on the Securities is not, or will not be, deductible, in whole or in part, by the Company for purposes of United States Federal income tax.

         As provided in the Indenture and subject to certain limitations set forth therein and to the limitations described below, if applicable, the transfer of this Security is registerable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar (which shall initially be the Trustee, at its principal corporate trust office in The City of New York) duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities with like terms and conditions, of authorized denominations and for the same maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

         If this Security is a Registered Global Security, this Security is exchangeable for certificated Securities only upon the terms and conditions provided in the Indenture. Except as provided above, owners of beneficial interests in this Registered Global Security will not be entitled to receive physical delivery of Securities in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.


                                 ABBREVIATIONS


               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

               TEN COM - as tenants in common
               TEN ENT - as tenants by the entireties
               JT TEN - as joint tenants with right of survivorship and not as tenants in common

               UNIF GIFT MIN ACT                    Custodian
                                   -------------------------------------------
                                   (Cust)                       (Minor)

                                      Under Uniform Gifts to Minors Act
                                   -------------------------------------------
                                                     (State)

               Additional abbreviations may also be used though not in the above list.


                                   -----------


               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

---------------------------

---------------------------

------------------------------------------------------------------------------
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE





------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting
and appointing                   attorney to transfer said Security on the
               -----------------
books of the Issuer, with full power of substitution in the premises.


Dated:
       ----------
                                    Signature
                                    Sign exactly as name appears on the
                                    front of this Note [SIGNATURE MUST BE
                                    GUARANTEED by a commercial bank, a
                                    trust company or by a member of the New
                                    York Stock Exchange]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                                                                     Exhibit D


                    [FORM OF RESTRICTED EXCHANGE DEBENTURE]

                          [FORM OF FACE OF SECURITY]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES
ACT) ("INSTITUTIONAL ACCREDITED INVESTOR"), (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO ILLINOIS CENTRAL RAILROAD COMPANY (THE "ISSUER"), (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) PURSUANT TO OFFERS OR SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY TO THEM OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRANSFER AGENT. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND IN CERTAIN OTHER CASES NOTED ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE ISSUER AND THE CHASE MANHATTAN BANK, AS TRANSFER AGENT, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.6 OF THE FIRST SUPPLEMENTAL INDENTURE REFERRED TO HEREIN.


                                                       CUSIP NO.
                                                                 -------------
No.                                                           $
    -----                                                      ---------------

                       ILLINOIS CENTRAL RAILROAD COMPANY
                           7.70% Debentures due 2096


         ILLINOIS CENTRAL RAILROAD COMPANY, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Issuer"), for value received, hereby promises to pay to ________, or registered assigns, the principal sum of _______________________ United States Dollars at the office or agency of the Issuer referred to below, on September 15, 2096 and to pay interest, semi-annually on March 15 and September 15 of each year, on said principal sum at said office or agency, at the rate of 7.70% per annum, from the March 15 or September 15, as the case may be, next preceding the date of this Security to which interest has been paid, unless the date hereof is the date to which interest has been paid, in which case from the date of this Security, or unless no interest has been paid on the Securities, in which case from December 17, 1996, until payment of said principal sum has been made or duly provided for, provided, however, that payment of interest may be made at the option of the Issuer (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the register of Securities or (ii) by transfer in immediately available funds to an account maintained by the Person entitled thereto with a bank located in the United States as designated by such Person not less than 15 calendar days prior to the date interest is payable; provided, further, that if the date hereof is after the first day of the calendar month preceding any March 15 or September 15, as the case may be, and prior to such March 15 or September 15, this Security shall bear interest and from such March 15 or September 15; provided, further, that if and to the extent that the Issuer shall default in the payment of interest due on any March 15 or September 15, then this Security shall bear interest from the next preceding March 15 or September 15 to which interest has been paid, or, if no interest has been paid on the Securities, from December 17, 1996. The interest so payable on any March 15 or September 15 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security is registered at the close of business on the first day of the calendar month preceding such March 15 or September 15; provided that the interest payable at maturity shall be payable to the Person to whom principal shall be payable. Notwithstanding the foregoing, (i) interest on Exchange Debentures (as defined in the First Supplemental Indenture referred to herein) and Restricted Exchange Debentures (as defined in such First Supplemental Indenture) will accrue as provided in such First Supplemental Indenture and the Registration Rights Agreement (as defined in such First Supplemental Indenture), and (ii) Liquidated Damages (as defined in such First Supplemental Indenture), if any, that accrue on Original Debentures prior to the exchange of such Original Debentures for Exchange Debentures shall be payable to the Persons, at the times and otherwise on the terms provided in such First Supplemental Indenture and the Registration Rights Agreement.

         Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Security shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, Illinois Central Railroad Company has caused this instrument to be executed in its name and on its behalf by the signature of the Chief Financial Officer and by the signature of its Vice President and has caused its corporate seal to be affixed hereunto or imprinted hereon.

Dated:           ,
       ----------  ----

[SEAL]                     ILLINOIS CENTRAL RAILROAD COMPANY


                           By:
                              ------------------------------


                           By:
                              ------------------------------

                           TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                           This is one of the Securities described in the within-mentioned Indenture.


                           THE CHASE MANHATTAN BANK,
                                 as Trustee


                           By:
                              -------------------------------
                                     Authorized Officer



                             [Reverse of Security]

                       ILLINOIS CENTRAL RAILROAD COMPANY


                           7.70% DEBENTURES DUE 2096



         This Security is one of a duly authorized series of Securities of the Issuer, designated as its 7.70% Debentures due 2096 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) to the aggregate principal amount of $125,000,000, all issued or to be issued under and pursuant to an Indenture, dated as of July 25, 1996, as supplemented by the First Supplemental Indenture dated as of December 17, 1996 (said Indenture, as supplemented by such First Supplemental Indenture and as it may be further supplemented and amended, being herein called the "Indenture"), duly executed and delivered by the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee", which term shall include any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in registered form only, without coupons, in denominations of $1,000 and integral multiples thereof; provided that Restricted Certificated Debentures (as defined in the Indenture) shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 above that amount. All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" shall be deemed to include this Security.

         Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. If the date of maturity or of payment of interest or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day (as defined in the Indenture), then payment of interest or principal will be made on the next succeeding Business Day, with the same force and effect as if made on the date of maturity or of payment of interest or principal or the date fixed for redemption, and no additional interest shall accrue by reason of the postponement of any payment from such originally scheduled date to such next succeeding Business Day.

         The Securities may not be redeemed prior to September 15, 2026. The Securities will be subject to redemption at any time on or after September 15, 2026, at the option of the Issuer, in whole or in part, at the following redemption prices (expressed as percentages of the principal amount), plus accrued and unpaid interest to the redemption date, if redeemed during the 12-month period beginning September 15 of the years indicated below:

Year            Redemption Price    Year         Redemption Price    Year                        Redemption Price
2026......               102.92%    2033...               101.90%    2040..................               100.88%
2027......               102.77%    2034...               101.75%    2041..................               100.73%
2028......               102.63%    2035...               101.60%    2042..................               100.58%
2029......               102.48%    2036...               101.46%    2043..................               100.44%
2030......               102.33%    2037...               101.31%    2044..................               100.29%
2031......               102.19%    2038...               101.17%    2045..................               100.15%
2032......               102.04%    2039...               101.02%    2046 and thereafter...               100.00%

Notice of such redemption shall be mailed not less than 30 nor more than 60 days prior to the date fixed for redemption to the Holders of Securities to be redeemed, all as provided in the Indenture, in the circumstances set forth in this paragraph.

         Subject to payment by the Issuer of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

         In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and interest hereon may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Issuer on this Security and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Issuer with certain conditions set forth therein, which provisions apply to this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the place, at the respective times, at the rate and in the coin or currency prescribed herein.

         Upon occurrence of a Tax Event, the Issuer shall have the right to shorten the maturity of the Securities to the extent required, in the opinion of a nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Securities will be deductible for Federal income tax purposes.

         In the event that the Issuer elects to exercise its right to shorten the maturity of the Securities upon the occurrence of a Tax Event, the Issuer will mail a notice of shortened maturity to each Holder of record of the Securities by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debentures. Such notice shall be effective immediately upon mailing.

         "Tax Event" means that the Company shall have received an opinion of a nationally recognized independent tax counsel to the effect that on or after December 12, 1996, as a result of (a) any amendment to, clarification of, or change (including any announced prospective change) in laws, or any regulations thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt such procedures or regulations (an "Administrative Action"), or (c) any amendment to, clarification of, or change in the official position or the interpretation of such Administrative Action or judicial decision that differs from the theretofore generally accepted position, in each case, on or after December
12, 1996, such change in tax law creates a more than insubstantial risk that interest paid by the Company on the Securities is not, or will not be, deductible, in whole or in part, by the Company for purposes of United States Federal income tax.

         As provided in the Indenture and subject to certain limitations set forth therein and to the limitations described below, if applicable, the transfer of this Security is registerable in the Security Register upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar (which shall initially be the Trustee, at its principal corporate trust office in The City of New York) duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities with like terms and conditions, of authorized denominations and for the same maturity and aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.


                                 ABBREVIATIONS

               The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

               TEN COM - as tenants in common
               TEN ENT - as tenants by the entireties
               JT TEN - as joint tenants with right of survivorship and not as tenants in common

               UNIF GIFT MIN ACT                    Custodian
                                   -------------------------------------------
                                   (Cust)                       (Minor)

                                      Under Uniform Gifts to Minors Act
                                   -------------------------------------------
                                                     (State)

               Additional abbreviations may also be used though not in the above list.


                                   -----------


               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

---------------------------

---------------------------

------------------------------------------------------------------------------
  PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE





------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting
and appointing                   attorney to transfer said Security on the
               -----------------
books of the Issuer, with full power of substitution in the premises.


Dated:
       ----------
                                    Signature
                                    Sign exactly as name appears on the
                                    front of this Note [SIGNATURE MUST BE
                                    GUARANTEED by a commercial bank, a
                                    trust company or by a member of the New
                                    York Stock Exchange]


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                            TRANSFER CERTIFICATION


         In connection with any transfer of this Security occurring prior to the date which is the earlier of three years after the later of the original issuance of this Security or the last date on which this Security was held by an Affiliate of the Issuer, the undersigned confirms that without utilizing any general solicitation or general advertising that:


                                  [Check One]

[  ]     (a)   this Security is being transferred in compliance with the
               exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

[  ]     (b)   this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.6 of the First Supplemental Indenture referred to herein shall have been satisfied.


Date:
     --------------------        ------------------------------
                                 NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.



TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      --------------------       --------------------------------------
                                 NOTICE: To be executed by an executive
                                 officer.


                                                                     Exhibit E


            [FORM OF INSTITUTIONAL ACCREDITED INVESTOR CERTIFICATE]


                                                                        ,
                                                         ---------------  ----


The Chase Manhattan Bank
450 West 33rd Street
15th Floor
New York, NY  10001

Attention:  Global Trust Services

               Re:   Illinois Central Railroad Company
                     7.70% Debentures due 2096
                     ---------------------------------

Ladies and Gentlemen:

               In connection with our purchase of $           principal amount
                                                   ----------
of 7.70% Debentures due 2096 (the "Debentures") of Illinois Central Railroad Company (the "Issuer"), we represent, warrant, agree and acknowledge as follows:

               1. The Debentures have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the terms of this letter.

               2. We are an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act). We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Debentures; we and any accounts for which we are acting are acquiring the Debentures for investment purposes and not with a view to, or offer or sale in connection with, any distribution in violation of the Securities Act, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investments.

               3. We are acquiring the Debentures purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor" as defined above) as to each of which we exercise sole investment discretion and for each of which we are acquiring not less than $100,000 total principal amount of Debentures.

               4. We have received a copy of the Offering Memorandum, dated December 12, 1996, relating to the Debentures and such other adequate information concerning the Company and the Debentures as we deem necessary to make an informed investment decision with respect to our purchase of the Debentures. We acknowledge that we have read and acknowledge, represent and agree to the matters stated in such Offering Memorandum, including the restrictions on duplication and circulation of such Offering Memorandum.

               5. We understand that the Debentures are being sold to us pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We are not purchasing the Debentures with a view to the resale, distribution or other disposition thereof.

               6. If, within three years after the original issuance of the Debentures, we should decide to dispose of any Debentures, we shall not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any Debentures except:

                     (a)   to the Company;

                     (b) pursuant to a registration statement which has been declared effective under the Securities Act;

                     (c) for so long as the Debentures are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A;

                     (d) inside the United States to an institutional investor that (i) is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and
               (ii) prior to such transfer, such "accredited investor" furnishes to The Chase Manhattan Bank, as Trustee, a signed letter substantially to the effect of this letter (the form of which can be obtained from such Trustee);

                     (e) pursuant to offers and sales that occur outside the United States in compliance with Rule 904 under the Securities Act, or

                     (f) pursuant to any other available exemption from the registration requirements of the Securities Act,

subject in each of the foregoing cases, to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws.

               7. We understand that, prior to any proposed transfer of any Debentures within three years after the original issuance of the Debentures pursuant to paragraphs 6(d), 6(e) and 6(f), we shall be required to furnish to the Company and The Chase Manhattan Bank, as Trustee, such certifications, legal opinions or other information as they may reasonably require to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

               8. We understand that the certificates representing the Debentures will, until the third anniversary of the original issuance of the Debentures or upon the earlier satisfaction of the Company that such Debentures have been or are being offered and sold in compliance with Rule 904 under the Securities Act, bear a legend substantially to the effect set forth in paragraphs 1, 6 and 7 hereof.

               9. We will give to each transferee of such Debentures notice of any restrictions on transfer of such securities.

               10. None of you has made any representation to us with respect to the Company or the offering or sale of any Debentures, other than the information contained or incorporated by reference in this Offering Memorandum, which Offering Memorandum has been delivered to us and upon which we are relying in making our investment decision with respect to the Debentures.

               11. That you will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by us by our purchase of the Debentures are no longer accurate, we shall promptly notify Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               12. We shall preserve copies of this letter and all related letters, certifications, legal opinions, notices and other documents, and upon request shall furnish you with copies thereof. You and the Trustee are entitled to rely on such documents and we irrevocably authorize you to produce such documents in connection with an administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

               13. As used herein, the term "United States" has the meaning given to it by Rule 904 under the Securities Act.

               Upon transfer, the Debentures would be registered in the name of the new beneficial owner as follows:


         Name:
               -------------------------------------------------

         Address:
                  ----------------------------------------------

         Taxpayer ID Number:
                             -----------------------------------


                                                   Very truly yours,



                                               -------------------------
                                                  (Name of Purchaser)

                                             By:
                                                 ---------------------

                                             Date:
                                                   -------------------

                                                                     Exhibit F


         [FORM OF RESTRICTED EXCHANGE DEBENTURE TRANSFER CERTIFICATE]



               In connection with a sale, for value, of 7.70% Debentures due 2096 (the "Debentures") of Illinois Central Railroad Company (the "Company"), the undersigned Holder confirms the following with respect to the undersigned's
sale of a Restricted Exchange Debenture (Certificate No.         ):
                                                         --------

               (a) The undersigned is listed as a "Selling Securityholder" in the Shelf Registration Statement with respect to the Securities (the "Registration Statement").

               (b) The sale is being made pursuant to the plan of distribution described in the Prospectus which is part of the Registration Statement (as supplemented by all supplements and post-effective amendments thereto, the "Prospectus").

               (c) The Debenture described above is submitted for registration of transfer in connection with a change of beneficial ownership resulting from a sale or other transfer for value.

               (d) The undersigned Holder has delivered to the transferee a Prospectus in connection with the sale of the above-described Debenture under the above-mentioned Registration Statement, or has delivered to the Registrar an opinion of counsel, acceptable to the Registrar, to the effect that delivery of a Prospectus is not required under the Securities Act of 1933, as amended.

               Defined terms used but not defined herein have the meanings assigned in the Indenture dated as of July 25, 1996, as supplemented by the First Supplemental Indenture dated as of December 17, 1996, relating to the Debentures.

               Name of
               Selling Holder
                              -----------------------------------

               Signed

               --------------------------------------------------

               Date:
                     ------------------------